                                                                    Exhibit 99.1

For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                 Marcia Horowitz
                                                                  (212)-843-8014
Lone Star Steakhouse & Saloon, Inc.                                Nasdaq:  STAR
Second Quarter Fiscal Preliminary Unaudited Earnings Release
Wichita, Kansas                                                    July 24, 2006

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary unaudited operating results for the twelve week second quarter ended
June 13, 2006.

Income from continuing operations for the second quarter decreased to $4,455,000 or $.21 per  share  ($.18  diluted)  from  $5,940,000  or $.29 per  share  ($.27 diluted) in the prior year.  Year-to-date income from continuing  operations was
$10,162,000 or $.49 per share ($.46  diluted) down from  $17,092,000 or $.84 per share ($.77 diluted) last year.

Included in income from  continuing  operations for the second quarter of fiscal
2006 and 2005 was non-cash stock compensation  expense of $135,000 and $949,000, respectively, which net of applicable income taxes, had the effect of decreasing net income by $202,000 and $636,000,  respectively.  The year-to-date net effect of non-cash  stock  compensation  decreased  net income  $1,040,000  in 2006 and
$1,156,000 in 2005.

For the second  quarter,  revenue from continuing  operations  increased 1.9% to
$147,367,000 from $144,607,000 in the prior year and year-to-date  revenues from continuing  operations  increased 2.8% to $308,148,000  from  $299,864,000  last year.

Net  income  for the  second  quarter  was  $4,795,000  or $.23 per share  ($.20 diluted)  compared to  $5,257,000  or $.26 per share ($.24  diluted)  last year.
Year-to-date net income was $9,182,000 or $.44 per share ($.41 diluted) compared to net income of $16,165,000 or $.80 per share ($.73 diluted) in 2005.

Second quarter comparable store sales growth (decline) by concept was (3.4)% for domestic  Lone  Star  Steakhouse  &  Saloon  restaurants,  5.3%  for  Sullivan's
Steakhouse  restaurants,  11.8%  for  Del  Frisco's  Double  Eagle  Steak  House
restaurants and 1.6% for Texas Land & Cattle Steak House  restaurants,  bringing year-to-date  comparable store sales growth (decline) to (1.4%),  5.3%, 9.9% and

3.0%, respectively. Comparable store sales for the Company decreased .3% for the second  quarter  bringing  year-to-date  comparable  store sales  growth for the
Company to .9%.

Thus far in fiscal 2006, five new Lone Star Steakhouse & Saloon  restaurants and two new Texas Land & Cattle Steak House ("Texas Land & Cattle") restaurants have opened,  and six remodels have been completed.  The Company has plans to open an additional 16 Lone Star  Steakhouse & Saloon ("Lone Star")  restaurants and five
Texas Land and Cattle  restaurants  during the  remainder  of 2006 or 2007.  The
Company also plans to open four  Sullivan's  Steakhouse  restaurants and two Del
Frisco's Double Eagle Steak House restaurants during this time period.

During the second  quarter,  the  Company did not  repurchase  any shares of its
common  stock.  The  current  repurchase   authorization  has  2,026,000  shares
remaining.

As previously  announced on June 14, 2006,  the Board of Directors  declared the
Company's quarterly cash dividend of $.205 per share. The dividend was paid July
10, 2006 to shareholders of record on June 26, 2006.

For interested parties, there will be a conference call with management at 10:00
AM Central  Time on  Wednesday,  August 2, 2006 to discuss  this second  quarter earnings release. The call in number is (719)-457-2600 and the confirmation code is 7032461. A recorded replay of the conference call will be available from 1:00
PM Central Time on August 2, 2006 thru midnight August 15, 2006. The replay call in number is (719)-457-0820  and the confirmation code is 7032461. A listen only connection to the conference  call, as well as the replay,  will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone Star currently owns and operates 221 domestic Lone Star Steakhouse & Saloon restaurants,  15 Sullivan's  Steakhouse  restaurants;  five Del Frisco's  Double
Eagle Steak House  restaurants,  one Frankie's  Italian Grille restaurant and 22
Texas Land & Cattle Steak House restaurants. Licensees operate four domestic and
13  international  Lone Star  restaurants,  and one domestic Del Frisco's Double
Eagle Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including  future  operating  performance,  comparable  sales  and  the development plans of the Company,  are reasonable,  any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

                                                LONE STAR STEAKHOUSE & SALOON, INC.
                            Unaudited Summary Financial Data for the Second Quarter of Fiscal Year 2006
                                            (In thousands except for per share amounts)

                                                  Jun. 13              Dec. 27
                                                   2006                 2005
                                                   ----                 ----
Current Assets:
   Cash, cash equivalents and S-T investments    $  58,173            $  63,602
   Other current assets                             65,752               69,583
                                                 ---------            ---------
Total current assets                               123,925              133,185
Property and equipment, net                        330,803              318,514
Intangibles and other assets                        63,699               66,114
                                                 ---------            ---------
                                                 $ 518,427            $ 517,813
                                                 =========            =========

Current liabilities                              $  64,782            $  69,916
Noncurrent liabilities                              34,744               35,556
Stockholders' equity                               418,901              412,341
                                                 ---------            ---------
                                                 $ 518,427            $ 517,813
                                                 =========            =========

                                                 -------------------------------------     -------------------------------------
                                                      For the twelve weeks ended              For the twenty-four weeks ended
                                                 -------------------------------------     -------------------------------------
                                                  June 13, 2006        June 14, 2005        June 13, 2006        June 14, 2005
                                                     $       %            $       %            $       %            $       %
                                                 --------- -----      --------- -----      --------- -----      --------- -----
Net Sales                                        $ 147,367 100.0%     $ 144,607 100.0%     $ 308,148 100.0%     $ 299,864 100.0%
Costs and expenses:
   Costs of sales                                   52,552  35.7         51,589  35.7        111,223  36.1        104,161  34.7
   Restaurant operating expenses                    75,238  51.0         68,137  47.1        151,432  49.1        138,091  46.1
   Depreciation and amortization                     4,504   3.1          4,093   2.8          8,709   2.8          8,140   2.7
                                                 --------- -----      --------- -----      --------- -----      --------- -----
     Restaurant costs and expenses                 132,294  89.8        123,819  85.6        271,364  88.0        250,392  83.5
General and administrative expenses                  9,571   6.5         11,833   8.2         22,995   7.5         23,979   8.0
                                                 --------- -----       -------- -----      --------- -----      --------- -----
Income from operations                               5,502   3.7          8,955   6.2         13,789   4.5         25,493   8.5
Other income                                           674   0.5             55   0.0            937   0.3            211   0.1
                                                 --------- -----      --------- -----      --------- -----      --------- -----
Income - continuing - before income taxes            6,176   4.2          9,010   6.2         14,726   4.8         25,704   8.6
Provision for income taxes                           1,721   1.2          3,070   2.1          4,564   1.5          8,612   2.9
                                                 --------- -----      --------- -----      --------- -----      --------- -----
Income - continuing operations                       4,455   3.0          5,940   4.1         10,162   3.3         17,092   5.7
Income (Loss) from discontinued operations
   - Net of tax                                        340   0.3           (683) (0.5)        (1,581) (0.5)          (927) (0.3)
                                                 --------- -----      --------- -----      --------- -----      --------- -----
Income before cumulative effect of
   accounting change                                 4,795   3.3          5,257   3.6          8,581   2.8         16,165   5.4
Cumulative effect of accounting change,
   net of tax                                            0   0.0              -   0.0            601   0.2              -   0.0
                                                 --------- -----      --------- -----      --------- -----      --------- -----
Net Income                                       $   4,795   3.3%     $   5,257   3.6%     $   9,182   3.0%     $  16,165   5.4%
                                                 ========= =====      ========= =====      ========= =====      ========= =====

Basic income (loss) per share:
   Continuing operations                         $    0.21            $    0.29            $    0.49            $    0.84
   Discontinued operations                            0.02                (0.03)               (0.08)               (0.04)
   Cumulative effect of accounting change                -                    -                 0.03                    -
                                                 ---------            ---------            ---------            ---------
Basic income per share                           $    0.23            $    0.26            $    0.44            $    0.80
                                                 =========            =========            =========            =========

Diluted income (loss) per share:
   Continuing operations                         $    0.18            $    0.27            $    0.46            $    0.77
   Discontinued operations                            0.02                (0.03)               (0.08)               (0.04)
   Cumulative effect of accounting change                -                    -                 0.03                    -
                                                 ---------            ---------            ---------            ---------
Diluted income per share                         $    0.20            $    0.24            $    0.41            $    0.73
                                                 =========            =========            =========            =========
Average shares outstanding - Basic              20,818,383           20,369,945           20,734,873           20,332,744
Average shares outstanding - Diluted            22,480,756           22,255,395           22,268,711           22,233,909

Continuing restaurants included at
   end of period                                       262                  257                  262                  257

Comparable sales growth (decline)                     (0.3)%               (1.2)%                0.9%                (1.0)%

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                   (Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP  financial  measures used by  management,  as well as some industry analysts, to measure operating performance.  We believe that presenting adjusted
EBITDA from  continuing  operations  is useful to investors  because the measure excludes infrequent charges related to specific non-recurring  transactions,  as we believe that these items are not indicative of our operating performance.  We believe  that  EBITDA  from  continuing  operations  and  adjusted  EBITDA  from continuing  operations  are useful  supplements  to net income and other  income statement data in  understanding  income from  operations that best reflects our operating performance.

When  evaluating  EBITDA from  continuing  operations  and adjusted  EBITDA from continuing operations, investors should consider, among other things, increasing and decreasing  trends in EBITDA from continuing  operations and adjusted EBITDA from continuing  operations.  However, these measures should not be construed as alternatives to operating  income (as an indicator of operating  performance) or cash provided by operating  activities (as a measure of liquidity) as determined in accordance  with GAAP.  All companies do not calculate  adjusted  EBITDA from continuing operations in the same manner. Accordingly,  the adjusted EBITDA from continuing  operations  measures  presented  below  may  not  be  comparable  to similarly titled measures of other companies.

As used herein, "GAAP" refers to accounting principles generally accepted in the
United States of America.

                                                  --------------------------------      --------------------------------
                                                     For the twelve weeks ended         For the twenty-four weeks ended
                                                  --------------------------------      --------------------------------
     (dollars in thousands)                       June 13, 2006      June 14, 2005      June 13, 2006      June 14, 2005
                                                  -------------      -------------      -------------      -------------

Income from continuing operations                 $       4,455      $       5,940      $      10,162      $      17,092
   Adjustments:
     Interest expense, net                                    -                  -                  -                  -
     Income tax expense                                   1,721              3,070              4,564              8,612
     Depreciation and amortization                        5,238              4,803             10,204              9,505
                                                  -------------      -------------      -------------      -------------
EBITDA from continuing operations                 $      11,414      $      13,813      $      24,930      $      35,209
                                                  -------------      -------------      -------------      -------------
   Adjustments:
     Non-cash stock based compensation                      135                949              1,346              1,642
                                                  -------------      -------------      -------------      -------------
Adjusted EBITDA from continuing operations        $      11,549      $      14,762      $      26,276      $      36,851
                                                  =============      =============      =============      =============